UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 3, 2005
                                                         ----------------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077
                                                 -------

            Delaware                                          13-3078745
            --------                                          ----------
 (State or other Jurisdiction of                            (I.R.S. Employer
          Incorporation)                                   Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      Joseph J. Albracht, a director and co-founder of Mobius Management Systems, Inc. (the "Company"), adopted a pre-arranged stock trading plan to sell up to 360,000 shares of the Company's common stock in accordance with the guidelines specified in Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The trading plan became effective on December 14, 2004 and will terminate on December 29, 2005. Sales began under the trading plan on February 3, 2005. Sales will occur from time to time in a systematic manner in accordance with the trading plan. The previous trading plan that Mr. Albracht entered into on March 9, 2004 terminated on January 27, 2005.

      Written pre-arranged stock trading plans adopted in accordance with Rule 10b5-1(c) of the Exchange Act permit corporate insiders to buy and sell a specified number of their company's stock at future dates in accordance with the plan schedule. These plans permit insiders to change their investment portfolio gradually, thereby minimizing the market effects of stock sales by spreading sales out over an extended period of time. An insider may only enter into such a plan while he or she is not in possession of any material, nonpublic information. Once a plan is established, the insider does not retain or exercise any discretion over sales of stock under the plan, and the preplanned trades can be executed at later dates as set forth in the plan, without regard to any subsequent material nonpublic information that the insider might receive.

      Mr. Albracht has informed the Company that he will publicly report any stock sales made under the trading plan as required by the securities laws.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 14, 2005



                                        MOBIUS MANAGEMENT SYSTEMS, INC.

                                        By: /s/ Raymond F. Kunzmann
                                           -------------------------------------
                                           Raymond F. Kunzmann
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)